UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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AURA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!
AURA BIOSCIENCES, INC.
2024 Annual Meeting
Vote by June 19, 2024 11:59 PM ET
AURA BIOSCIENCES, INC.
80 GUEST STREET
BOSTON, MA 02135 UNITED STATES
V47858-P04605
You invested in AURA BIOSCIENCES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2024.
Get informed before you vote
View the Notice and Proxy Statement and 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
June 20, 2024
9:30 AM, Eastern Time
Virtually at: www.virtualshareholdermeeting.com/AURA2024
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Voting Items Recommends
1. To elect two Class III directors to our Board of Directors, to serve until the 2027 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal;
Nominees: For
01) Antony Mattessich 02) Sapna Srivastava, Ph.D.
2. To approve an amendment to our Tenth Amended and Restated Certificate of Incorporation to reflect Delaware
For
General Corporation Law provisions regarding exculpation of officers.
3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year
For ending December 31, 2024.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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V47859-P04605